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                                                                   EXHIBIT 10.29
                                AMENDMENT NO. 2
                                       TO
                  AMENDED AND RESTATED SHAREHOLDERS AGREEMENT
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          This AMENDMENT NO. 2 TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT
(this "Amendment") is made and entered into as of August ___, 1998 by and among
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METRO-GOLDWYN-MAYER INC., a corporation organized under the laws of the State of
Delaware (the "Company"); TRACINDA CORPORATION, a corporation organized under
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the laws of the State of Nevada ("Tracinda"); METRO-GOLDWYN-MAYER STUDIOS INC.,
                                  --------
a corporation organized under the laws of the State of Delaware ("MGM Studios");
                                                                  -----------
Mr. Frank G. Mancuso ("Mr. Mancuso"), and the Persons listed on the signature
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pages hereto (Mr. Mancuso and each such Person is herein referred to as an

"Executive" and together as the "Executives").  Except as otherwise provided
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herein, capitalized terms used herein will have the meanings ascribed to them in the Shareholders Agreement (as defined below).

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Seven Network Limited, a corporation organized under the laws of the Commonwealth of Australia ("Seven"), Tracinda, the Company, MGM Studios
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and each of the Executives entered into that certain Amended and Restated
Shareholders Agreement, dated as of August 4, 1997, as amended August ___, 1998 (the "Shareholders Agreement");
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          WHEREAS, pursuant to that certain Purchase Agreement (the "Purchase
                                                                     --------
Agreement") dated as of August 19, 1998, Tracinda and/or an entity wholly-owned,
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directly or indirectly, by Kirk Kerkorian is purchasing all of the shares of the
Common Stock of the Company and any other securities of the Company owned of record or beneficially owned by Seven (or any of its Affiliates);

          WHEREAS, upon consummation of the transactions contemplated by the Purchase Agreement, Seven (and each of its Affiliates) will no longer be a party to the Shareholders Agreement, nor entitled to any benefit thereunder;

          WHEREAS, Section 5.4 of the Shareholders Agreement provides that the Shareholders Agreement may be amended by an instrument in writing signed by or on behalf of each of the parties thereto which, with respect to the Executives, shall refer to the holders of a majority of the shares of capital stock of the Company owned by the Executives and subject to the terms of the Shareholders Agreement;

          WHEREAS, the Executives currently hold an aggregate of ________ shares of the Common Stock, which represent the only shares of capital stock of the Company owned by the Executives that are subject to the Shareholders Agreement;
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          WHEREAS, effective upon the consummation of the transactions contemplated by the Purchase Agreement, Tracinda, the Company, MGM Studios and Mr. Mancuso desire to amend the Shareholders Agreement as set forth below.

                               A G R E E M E N T
                               -----------------

          NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Section 3.2(e) of the Shareholders Agreement is hereby amended to provide that Kirk Kerkorian and any entity wholly-owned, directly or indirectly, by, or any Affiliate of, Mr. Kerkorian, shall be deemed to be a "wholly-owned" subsidiary of Tracinda.

          2. Section 5.2 of the Shareholders Agreement is hereby amended to provide that Kirk Kerkorian and any entity wholly-owned, directly or indirectly, by, or any Affiliate of, Mr. Kerkorian, shall be deemed to be a "wholly-owned" subsidiary of Tracinda.

          3. The Shareholders Agreement shall be, and hereby is, amended to the extent necessary and appropriate to (a) reflect (i) the purchase pursuant to the Purchase Agreement, by Tracinda and/or an entity wholly-owned, directly or indirectly, by Kirk Kerkorian of all of the shares of the Common Stock of the Company and any other securities of the Company owned of record or beneficially owned by Seven (or any of its Affiliates), and (ii) the termination of Seven (and each of its Affiliates) as a party thereto, and (b) carry out the intent of the amendments set forth herein.

          4. Except as amended hereby or in accordance herewith, the Shareholders Agreement shall continue in full force and effect.

          5. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto. This Agreement shall become effective concurrent with the consummation of the Purchase Agreement and at such time as it has been executed by the Company, MGM Studios, Tracinda and the holders of a majority of the shares of capital stock of the Company owned by the Executives and subject to the terms of the Shareholders Agreement.

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     IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf as of the day and year first written above.

                              TRACINDA CORPORATION

                              By: _______________________________
                                  Name:
                                  Title:

                              METRO-GOLDWYN-MAYER STUDIOS INC.

                              By: _______________________________
                                  Name:
                                  Title:

                              METRO-GOLDWYN-MAYER INC.

                              By: _______________________________
                                  Name:
                                  Title:


                              ___________________________________
                                  Frank G. Mancuso

                                  Number of shares of the
                                  Common Stock owned: ___________

                                       3
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                              OTHER EXECUTIVES SIGNATURE PAGE:
                              --------------------------------



                              _______________________________________
                                  Name: ____________________

                                  Number of shares of the
                                  Common Stock owned: _______________